Thornburg International

Value Fund

February 1, 2014

Class A: TGVAX        Class B: THGBX        Class C: THGCX        Class I: TGVIX

Click here to view the Fund’s Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2014, are incorporated by reference into this Summary Prospectus.

Investment Goal

International Value Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account – Buying Fund Shares” on page 72 of the Prospectus.

Shareholder Fees

(1) A 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2) Class B shares are subject to a contingent deferred sales charge (CDSC) if shares are redeemed within seven years of purchase. The CDSC decreases over time.

(3) Imposed only on redemptions of Class C shares within 12 months of purchase.

 *  The Fund no longer sells Class B shares. See “Buying and Selling Class B Shares” in the Prospectus for additional information.

(fees paid directly from your investment)
	Class A		Class B*		Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%		none		none		none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	(1)	5.00%	(2)	1.00%	(3)	none
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B*		Class C		Class I
Management Fees	0.68%		0.68%		0.68%		0.68%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.00%
Other Expenses	0.32%		0.42%		0.33%		0.18%

Total Annual Fund Operating Expenses	1.25%		2.10%		2.01%		0.86%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$572	$829	$1,105	$1,893
Class B Shares	$713	$1,008	$1,329	$2,211	**
Class C Shares	$304	$631	$1,083	$2,338
Class I Shares	$88	$274	$477	$1,061

You would pay the following expenses if you did not redeem your Class B or C shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$213	$658	$1,129	$2,211	**
Class C Shares	$204	$631	$1,083	$2,338

**	Reflects the conversion to Class A Shares at the end of eight years.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.67% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries, but under normal conditions those investments are expected to comprise a smaller proportion of the Fund than investments in developed countries.

The Fund’s investment advisor, Thornburg Investment

Management, Inc. (“Thornburg”), intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks classified as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks that reflect unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund’s selection criteria, may consider both current and projected measures.

Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•profitability	•undervalued assets
•price/earnings ratio	•earnings growth potential
•price/book value ratio	•industry growth characteristics
•price/cash flow ratio	•industry leadership
•debt/capital ratio	•franchise value
•dividend characteristics	•potential for favorable developments
•security and consistency of revenues	•EBIT (earnings before interest and taxes)/interest expense ratio
•EV (enterprise value)/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio

The Fund classifies its equity investments in the following three categories:

Basic Value: Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

Consistent Earner: Companies which normally exhibit steady earnings growth, cash flow characteristics and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

Emerging Franchise: Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service or market with the potential to grow at an above average rate. Under normal conditions, the proportion of the Fund invested in this category will be lower than the other categories.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

2	Thornburg International Value Fund — February 1, 2014	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts a significant percentage of its business in developing countries.

Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling the investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 65 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in International Value Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B, Class C and Class I share performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the MSCI All Country (AC) World ex-U.S. Index, each of which is a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2013. Updated performance information may be obtained on the Thornburg website at www. thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 22.74%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -20.94%

(quarter ended 9-30-11).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Thornburg International Value Fund — February 1, 2014	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download	3

Average Annual Total Returns (periods ended 12-31-13)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	10.17%	10.49%	7.84%

Return After Taxes on Distributions	9.74%	10.13%	7.24%

Return After Taxes on Distributions and Sale of Fund Shares	5.72%	8.17%	6.25%

EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	6.91%

MSCI AC World ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)	15.78%	13.32%	8.04%
Class B Shares	1 Year	5 Years	10 Years
Return Before Taxes	9.30%	10.34%	7.65%

EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	6.91%

MSCI AC World ex-U.S. Index (reflects no deduction for fees,expenses, or taxes)	15.78%	13.32%	8.04%
Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	13.41%	10.69%	7.55%

EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	6.91%

MSCI AC World ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)	15.78%	13.32%	8.04%
Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	15.77%	11.96%	8.79%

EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.78%	12.44%	6.91%

MSCI AC World ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)	15.78%	13.32%	8.04%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class B, Class C and Class I shares because the returns of the classes are different.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Co-Portfolio Managers:

William V. Fries, CFA, a managing director of Thornburg, has been one of the persons primarily responsible for management of the Fund since its inception.

Lei Wang, CFA, a managing director of Thornburg, has been one of the persons primarily responsible for management of the Fund since 2006.

Wendy Trevisani, a managing director of Thornburg, has been one of the persons primarily responsible for management of the Fund since 2006. Effective April 1, 2014, Mrs. Trevisani will conclude her service as co-portfolio manager for the Fund.

Purchase and Sale of Fund Shares

Minimum Initial Purchase

Class A and C Shares*

$5,000 per Fund per account for individual investors.

$2,000 per Fund per account for individual retirement accounts.

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Class I Shares

$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.

$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Minimum Subsequent Purchases

All Classes

$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).

Redemptions

You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 84 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

*	Class B shares are no longer available for initial purchase. See “Buying and Selling Class B Shares” on page 76 of the prospectus for additional information.

Click here to view the Fund’s Prospectus or SAI.	TH2138

4	Thornburg International Value Fund — February 1, 2014	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download